ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Annual Shareholder Meeting

April 30, 2013

Forward Looking Statement

Certain statements we may make today may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Joel Zullinger
Chairman of the Board

Call to Order
Conduct Meeting Business

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thomas R. Quinn, Jr.

President & Chief Executive Officer

Management Report

May 1, 2012 Priorities

- Resolution of problem assets
- Continue to address regulatory concerns
- Careful building & strengthening of team
- Enterprise Risk Management (ERM) priority
- Reinforcing the Orrstown brand

May 1, 2012: (continued)

- Continued support of all lines of business
- Mortgage-poised to take advantage as economy recovers
- Orrstown Financial Advisors - continue to expand and build assets under management and revenue
- Retail-strong branch network, product offerings, build on momentum
- Diversification of revenue streams

May 1, 2012: (continued)

- Remain committed to our communities
- Continued focus on asset remediation as the economy recovers

2012: The Year in Review



Total Troubled Assets (in 000's)
• 80% decline year-over-year
• 84% decline through Q1 2013
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$113,779
$88,317
$63,360
$64,391
$22,911
$19,223
22.4%
28.3%
1.6%
64.4%
16.1%
Q4-2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013

*Troubled assets defined as nonaccrual loans still accruing, restructured loans, loans past due 90 days or more and still accruing and other real estate owned.

2012: The Year in Review


Net Income/(loss (-)) (in 000's)
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$8,218
-$9,914
-$21,352
$1,030
$1,560
51.5% increase
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013

2012: The Year in Review



Net Income/(loss (-)) (in 000's)
51.5% increase
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$8,218
-$9,914
-$1,500
-$19,900
(DTA)
$1,030
$1,560
Q1/2012
Q2/2012
Q3/2012
-$21,352
Q4/2012
Q1/2013

Analyst's View of ORRF


$16
$14
$12
$10
$8
$6
$4
$2
$0

Date:	Sandler O'Neill + Partners
7/30/12	Problem Assets Improve but not out of the woods yet
12/21/12	Large Bulk Loan Sale Announced…significantly reduces classified assets and accelerates credit improvement
1/24/13	4Q12 FIRST LOOK: A return to profitability
4/25/13	1Q13 Earnings Review: Credit Recovery Story Continues: Target $16.00

Analyst's View of ORRF


$0

1/27/12: Maintain Neutral Rating
4/30/12: Maintain Neutral Rating
7/30/12: Maintain Neutral Rating
10/30/12: Maintain Neutral Rating

12/21/12: Reported Sale of Troubled Assets; Raising Rating to Outperform From Neutral; Adjusting Estimates ($10.50 Target)

1/24/13: Return to Profitability…; Revising Estimates; Raising Target Price to $14.00 from $10.50

3/19/13: Reiterate Outperform Rating; Target $18.50

4/25/13: Reported 1Q13 Results; Adjusting Estimates; Reiterate Outperform Rating; Target $18.50

2012: The Year in Review


16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
4/25/13
$15.05
96% Increase in Value
(5/1/12-4/25/13)
5/1/12
$7.68

ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

David P. Boyle
Chief Financial Officer

Summary Financial Review

2012: Financial Recap

Earnings Summary ($ in 000's)

	3/31/2012	6/30/2012	9/30/2012	12/31/2012	YTD 12/31/2012	3/31/2013
Net Interest Income (FTE)	$ 11,494	$ 10,129	$ 9,574	$ 8,954	$ 40,151	$ 8,562
Noninterest Income	6,191	7,027	4,880	5,164	$ 23,262	4,432
Noninterest Expense	10,883	10,733	11,133	10,600	$ 43,349	10,949
Pre-Tax / Pre-Provision Income	$ 6,802	$ 6,423	$ 3,321	$ 3,518	$ 20,064	$ 2,045
Non-core items:						
Realized Gains (losses) on Securities	$ 2,231	$ 2,595	$ (2)	$ -	$ 4,824	$ 122
Goodwill Impair. & Intang. Amt.	52	52	52	52	209	52
Collection and Problem Loan	719	579	593	407	2,297	182
Real Estate Owned Expenses	376	100	230	128	834	43
"Adjusted" Earnings	**$ 5,718**	**$ 4,559**	**$ 4,198**	**$ 4,105**	**$ 18,580**	**$ 2,200**
"Adjusted" PTPP Return on Assets	1.59%	1.28%	1.29%	1.32%	1.37%	0.73%
Efficiency Ratio	67.7%	72.7%	75.1%	73.8%	72.2%	84.3%
Net Interest Margin	3.37%	2.96%	3.10%	3.00%	3.12%	3.07%

Adjusted Earnings is a non-GAAP measure used by the Company to evaluate financial performance and considers certain adjustments defined by the Company as detailed above. Given recent elevated credit , operating, and others costs Management believes that excluding these presents another view of the financial performance of the Company.

Funding Composition

Deposit Composition (12/31/11)


Brokered Money 11%
Noninterest bearing 9%
Time <$100K 12%
Now & MM 42%
Time >$100K 20%
Savings 6%

Deposit Composition (12/31/12)


Brokered Money 11%
Noninterest bearing 11%
Time <$100K 9%
Time >$100K 20%
Now & MM 42%
Savings 7%

A Core Funded Franchise

Loan Portfolio Breakdown


2011
Other 1%
Residential Mort. 23%
Muni 6%
C&I 8%
Acquis. & Devel 9%
CRE 53%


2012
Other 1%
Residential Mort. 29%
Muni 10%
C&I 5%
Acquis. & Devel 5%
CRE 50%

Noninterest Income


2011 Noninterest Income Composition
Other 13%
Charges on Deposits 24%
Securities Gains 23%
Trust / Brokerage 22%
Mortgage Banking 11%
Merchant Processing 7%


2012 Noninterest Income Composition
Other 11%
Charges on Deposits 27%
Securities Gains 21%
Merchant Processing 1%
Mortgage Banking 14%
Trust / Brokerage 26%

Strong & Stable Diversified Non-Interest Income

2012: The Year in Review

- "Operation Bottom Line"
  - Led by Chairman Joel Zullinger, Vice-Chairman Jeff Coy, and the entire Board of Directors
  - Targeted expense reductions of $5.0 million over 24 months.
  - $1.3 million in targeted expenses already eliminated (at 26% of goal)

2012: The Year in Review



Net Income/(loss) (in 000's)
51.5% increase
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$8,218
-$9,914
-$1,500
$1,030
$1,560
Q1/2012
Q2/2012
Q3/2012
-$21,352
Q4/2012
Q1/2013

2012: The Year in review


12/31/12 Capital Ratios (%)
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.80%
5.00%
10.90%
6.00%
12.20%
10.00%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Ratio
Total Risk-Based Ratio

Key: red line represents regulatory "well capitalized" 5%;6%, and 10%, respectively

Remain Well Capitalized

2012: The Year in Review


4/25/13
$15.05
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
96% Increase in Value
(5/1/12-4/25/13)
5/1/12
$7.68

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thomas R. Quinn, Jr.

President & Chief Executive Officer

Management Report

Going Forward

- Continue to Work with Primary Regulators to Remediate and Remove Enforcement Action
- Build a Diversified and Growing Balance Sheet
- Continue to Make Investments in Technology and Infrastructure to Support Future Plans
- Operation "Bottom Line" led by the Board of Directors

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Going Forward

- Enterprise Risk Management Focus throughout the Organization
- Sustainable Earnings Improvement Quarter-over-Quarter
- Enhance Earnings Through Loan Growth
- Commitment to our Communities
- Continue to Grow Shareholder Value
- Reinstate Dividends as Soon as Possible

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

The Floor is Open for Questions

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Annual Shareholder Meeting

Thank You